SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   X .

Filed by a party other than the Registrant       .

Check the appropriate box:

 X . Preliminary Proxy Statement

     . Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     . Definitive Proxy Statement

     . Definitive Additional Materials

     . Soliciting Material Pursuant to 14a-12

OMNITEK ENGINEERING CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X . No fee required.

     . Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

     . Fee paid previously with preliminary materials:

     . Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

Omnitek Engineering Corp.

1945 South Rancho Santa Fe Road

 San Marcos, CA  92078

July   , 2011

Dear Fellow Shareholder:

On behalf of your Board of Directors, I cordially invite you to attend the 2011 Annual Meeting of Shareholders of Omnitek Engineering Corp., which will be held on September 9, 2011 at 10:00 a.m., Pacific Daylight Time.

We are very pleased this year to be using the Securities and Exchange Commission rule allowing companies to furnish proxy materials to shareholders electronically.  We believe that the e-proxy process expedites our shareholders' receipt of proxy materials, lowers the cost of distribution and reduces the environmental impact of our Annual Meeting.

In accordance with this rule, we sent a Notice of Availability of Proxy Materials ("Notice of Availability") on or about July   , 2011 to shareholders of record as of the close of business on July 22, 2011.  The Notice of Availability contained instructions on how to access our Proxy Statement, our Annual Report for the fiscal year ended December 31, 2011, and vote online. If you did not receive a printed copy of our proxy materials and would like to receive one from us instead of downloading a printable version, please follow the instructions for requesting such materials included in the Notice of Availability, as well as in the attached Proxy Statement.  Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Shareholders and the attached Proxy Statement.  At the Annual Meeting, we will also respond to your questions.

Your vote is important.  Whether or not you plan to attend the Annual Meeting, we urge you to read our Proxy Statement and vote.  You may submit your proxy electronically, by telephone or by mail.

I look forward to our 2011 Annual Meeting of Shareholders.

Date: July __, 2011

/s/ Werner Funk

Werner Funk,

President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 9, 2011

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Omnitek Engineering Corp. (the “Company”) will be held at 1945 South Rancho Santa Fe Road, San Marcos, CA  92078 at 10:00 a.m. Pacific Time on September 9, 2011, for the following purposes:

1.

The election of two directors: Werner Funk and Janice M. Quigley for the ensuing year;

2.

The ratification of Sadler, Gibb & Associates, L.L.C. as the Company's independent accountants for the fiscal year 2011; and,

3.

To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The board of directors has fixed the close of business on July 22, 2011 as the Record Date for the determination of shareholders that are entitled to notice of and to vote at the meeting and any adjournment thereof.  Only shareholders of record as of the close of business on the Record Date are entitled to notice and to vote at this meeting or any postponements or adjournments.  A complete list of the shareholders entitled to vote at the meeting will be open to examination by any shareholder, for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the date of the meeting, at the Company’s offices at 1945 South Rancho Santa Fe Road, San Marcos, CA  92078.

Attendance at the Annual Meeting will be limited to shareholders of the Company.  Shareholders will be required to furnish proof of ownership of the Company’s Common Stock before being admitted to the meeting.  Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company’s Stock.

You are cordially invited to attend the meeting. Whether or not you plan to attend, to assure that your shares are represented at the meeting please either complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope or follow the instructions to vote your shares by the Internet or telephone. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of the corporation, in writing, prior to the special meeting of stockholders. We have included a postage-prepaid envelope for your use, or you may follow the instructions on your proxy card for voting by Internet or by telephone. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person.

Important Notice Regarding the Availability of Proxy Materials

For the Annual Meeting of Shareholders on September 9, 2011

The Proxy Statement is available at http://www.colonialstock.com/Omnitek2011

By order of the Board of Directors,

Date: July __, 2011

/s/ Werner Funk

Werner Funk,

President and Chief Executive Officer

Directions to

Annual Meeting of Shareholders of Omnitek Engineering Corp.

to be held at:

Omnitek Engineering Corp.

1945 South Rancho Santa Fe Road

San Marcos, CA  92078

(Friday, September 9 at 10:00 a.m.)

From the North

1.

Take I-5 South

2.

Take the Palomar Airport Road exit

3.

Turn Left onto Palomar Airport Road

4.

Turn Right onto Melrose Drive

5.

Turn Right onto Sparrow (First light after Rancho Santa Fe Road)

6.

Turn Right onto La Costa Meadows Drive

7.

Last driveway on Left

From the South or West

1.

Take I-5 North

2.

Take Leucadia Boulevard exit

3.

Turn Right onto Leucadia Boulevard

4.

Stay straight, Leucadia Boulevard becomes Olivenhain Road

5.

Stay straight, Olivenhain Road becomes Rancho Santa Fe Road

6.

Turn Right onto La Costa Meadows Drive

7.

First driveway on Right

From the East

1.

Take the I-15 to Highway 78

2.

Take the Highway 78 exit West

3.

Take the San Marcos Boulevard exit

4.

Turn Left onto San Marcos Boulevard

5.

Turn Left onto Melrose Drive

6.

Turn Right onto Sparrow

7.

Turn Right onto La Costa Meadows Drive

8.

Last driveway on Left

INFORMATION ABOUT THE ANNUAL MEETING

Why Am I Receiving These Proxy Materials?

The Board of Directors of Omnitek Engineering Corp. (“Omnitek”) is soliciting proxies to be voted at the 2011 Annual Meeting of Stockholders.  This proxy statement includes information about the issues to be voted on at the meeting.

The proxy materials will be made available beginning July _____, 2011 to all stockholders of record at the close of business on July 22, 2011, the record date for the 2011 Annual Meeting.  As of the record date, there were 15,547,675 shares of Omnitek common stock outstanding.  Each share is entitled to one vote on each matter properly brought before the Annual Meeting.

As required by California law, a list of stockholders entitled to vote at the Annual Meeting will be available during the 2011 Annual Meeting, and for ten days prior to the meeting, during ordinary business hours at Omnitek’s corporate headquarters located at 1945 South Rancho Santa Fe Road, San Marcos, CA  92078.

How Many Votes Do I Have?

You may vote all shares of Omnitek common stock that you owned at the close of business on July 22, 2011, the record date. Each share you owned on the record date is entitled to one vote for each matter presented at the meeting.  These shares include:

•

Shares held directly in your name as the “stockholder of record” (subject to any instruction you may receive from the beneficial owner if you hold shares as a nominee); and,

•

Shares held for you as the beneficial owner through a broker, bank or other nominee in “street name.”

If I am a Stockholder of Record, How Can I Vote My Shares?

You can vote by proxy, the Internet, telephone, or in person.  You have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 4:00 p.m., Pacific Time, on September 8, 2011.

How Do I Vote By Proxy?

If you are a stockholder of record, you may vote your proxy by mail.  Simply mark your proxy card, date and sign it, and return it to Omnitek in the postage-paid envelope provided.  If you vote by mail, the persons named on the card (your “proxies”) will vote your shares in the manner you indicate.  You may specify whether your shares should be voted for all or some of the nominees for director or whether you withhold authority to vote for all directors.  If you vote by mail, sign your proxy card, and if you do not indicate specific instructions, your shares will be voted “FOR” the election of all three nominees for director.

Any information contained on the Company’s website is not incorporated by reference into this proxy statement, and you should not consider information contained on the Company’s website as part of this proxy statement.

If any other matter is presented at the Annual Meeting, your proxies will be voted in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How Do I Vote By Internet?

Go to the website at http://www.colonialstock.com/Omnitek2011.  Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PLEASE DO NOT RETURN THE CARD IF YOU ARE VOTING ELECTRONICALLY.

How do I Vote by Phone?

Use any touch-tone telephone and dial 1-877-285-8605 to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE CARD IF YOU ARE VOTING E BY PHONE.

May I Revoke My Proxy?

If you give a proxy, you may revoke it in any one of the following ways:

•

Submit a valid later-dated proxy card;

•

Notify Omnitek’s secretary in writing before the Annual Meeting that you have revoked your proxy; or

•

Vote in person at the Annual Meeting.

How Do I Vote In Person?

If you are a stockholder of record, you may cast your vote in person at the Annual Meeting.  If you plan to vote in person, please see “How Can I Gain Admittance to the Annual Meeting” below.

If I Hold Shares In Street Name, How Can I Vote My Shares?

You can submit voting instructions to your broker, bank or nominee.  In most instances, you will be able to do this over the telephone or by mail.  Please refer to the voting instruction form included in these materials by your broker, bank or nominee.

What Constitutes a Quorum?

A majority of the outstanding shares present or represented by proxy, constitutes a quorum for the conduct of business at the Annual Meeting.

What Vote Is Required to Approve the Election Of Directors?

The affirmative vote of a majority of the votes cast by stockholders entitled to vote; present in person or by proxy, at the Annual Meeting is required to elect each Director.

Abstentions are counted for the purposes of determining whether a quorum is achieved and for determining the number of shares that are present in person or by proxy at the Annual Meeting.  Consequently, an abstention has the same effect as a vote against a proposal, as each abstention is one less vote in favor of the proposal.  Absent timely client voting instructions, brokers currently are authorized to exercise discretionary voting authority on certain routine proposals such as the election of directors.  Shares that are not voted on proxies returned by brokers, which we refer to as a broker non-vote, will be counted in respect of the Annual Meeting for the purpose of determining whether a quorum has been achieved.  Broker non-votes will not be counted in respect of the Annual Meeting for purposes of determining the number of shares present in person or represented by proxy and will thus have no impact on the election of directors.

Who Bears the Costs of Soliciting these Proxies?

Omnitek is paying the cost of preparing, printing and mailing these proxy materials.  Proxies are being solicited principally by mail, but proxies may also be solicited personally, by telephone or similar means, by directors, officers and regular employees of Omnitek without additional compensation.  We will reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of common stock.

How Can I Gain Admittance to the Annual Meeting?

If you are a stockholder of record you need to bring a form of personal photo identification with you in order to be admitted to the Annual Meeting.  If you want to attend the Annual Meeting and you do not hold shares in your name but hold them through a bank, broker or other nominee, you will need to present a letter from the holder of record that confirms your ownership of those shares and a form of personal photo identification in order to be admitted to the Annual Meeting.  We reserve the right to refuse admittance to anyone without proper proof of share ownership and proper photo identification.

Stockholder Communications with the Board

Stockholders may submit comments or complaints regarding accounting, internal controls or auditing matters through our website, http://www.omnitekcorp.com.  Upon receipt of a complaint or concern, our Board will determine whether the complaint actually pertains to accounting matters and will notify the proper party and forward the communication, when appropriate.

Comments regarding other matters may be communicated to the Board or a particular Board member using the same process. Upon receipt of a communication not related to accounting, internal controls or auditing matters, the Board will determine whether the communication deals with the functions or responsibilities of the Board or a committee thereof and, when appropriate, will notify the particular committee and forward the communication.

Board Attendance at Annual Meetings

Although the Company does not maintain a policy requiring directors to attend annual meetings of stockholders, they are invited and encouraged to do so.  To facilitate their attendance, a meeting of the Board is typically scheduled on the same day and near the location of each regularly scheduled meeting of stockholders.  All of our current nominees attended the Company’s 2010 Annual Meeting of Stockholders.

Omnitek Engineering Corp.

________________________________________________________________________________

Proxy Statement

Annual Meeting of Shareholders

September 9, 2011

________________________________________________________________________________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Omnitek Engineering Corp. (the “Company” or “Omnitek”) for use at the Annual Meeting of Shareholders to be held September 9, 2011 at 10:00 a.m. Pacific Time, or at any adjournment thereof, for purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held at the Company’s principal executive offices at 1945 South Rancho Santa Fe Road, San Marcos, CA 92078. The telephone number for contacting the Company regarding the meeting is (760) 591-0888.  When proxies are properly dated, executed and returned, or voted by Internet or phone, the shares they represent will be voted at the meeting in accordance with the instructions of the shareholder.  If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein and, at the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.  This Proxy Statement, the 2010 Annual Report, the financials for the fiscal year ended December 31, 2010, including the quarterly financial period through March 31, 2011 and the accompanying proxy card are first being made available to stockholders on or about July __, 2011.

Voting Securities and Record Date

The Company has one class of stock outstanding, Common Stock, no par value per share (“Common Stock”).  This class of stock is the only class of stock entitled to notice and the right to vote on the matters of the Company.  At the record date there were 15,547,675 shares of Common Stock issued and outstanding.

The board of directors has fixed the close of business on July 22, 2011 as the Record Date (the “Record Date”).  Shareholders of record at the close of business on the Record Date are entitled to notice and to vote at the meeting or any postponements or adjournments, on the basis of one vote for each share of Common Stock that they own.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering a written notice of revocation or a duly executed proxy bearing a later date, to the Company, Attention: Werner Funk, President, or by attending the meeting and voting in person.

Appraisal Rights

Under the California General Corporation Law, our shareholders are not entitled to appraisal rights or other similar rights in connection with any matter to be acted upon at this meeting.

Solicitation

The cost of solicitation will be borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by the Company’s directors, officers and employees, without additional compensation, personally or by telephone, facsimile or telegram.  Although the exact cost of preparation, mailing and holding of the meeting is not known at this time, it is anticipated that the cost will be approximately $5,000.

Voting Rights

Under the California Corporations Code, the Company’s Articles of Incorporation, and its Bylaws, the holders of Common Stock shall be entitled to vote one vote for each share of stock held as of the Record Date for all matters, including the election of directors.  The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date.  Shares that are voted “FOR,” “AGAINST,” “WITHHELD” OR “ABSTAIN” are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.  Abstentions will not be counted as a vote FOR or AGAINST a proposal.  Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for the purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted.  Thus, a broker non-vote will not effect the outcome of the voting on a proposal.  Except with respect to elections of directors, any shareholder entitled to vote may vote part of his or her shares in favor of a proposal and refrain from voting the remaining shares, or vote them against the proposal.  If a shareholder fails to specify the number of shares he or she is affirmatively voting, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares the shareholder is entitled to vote.

Cumulative Voting

With respect to voting on the election of directors, shareholders shall not be entitled to cumulate votes unless the candidates' names have been placed in nomination before the commencement of the voting and a shareholder has given notice at the meeting, and before the voting has begun, of his or her intention to cumulate votes.  If any shareholder has given such notice, then all shareholders entitled to vote may cumulate their votes by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his or her shares or by distributing such votes on the same principle among any number of candidates as he or she thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Votes cast against a candidate or which are withheld shall have no effect.  Upon the demand of any shareholder made before the voting begins, the election of directors shall be by ballot rather than by voice vote. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors’ nominees as possible.

Voting Proxies

The shares of Common Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders.  If no specification is made, the shares will be voted “FOR” the nominees named herein as directors, or their respective substitute as may be appointed by the Board of Directors and “FOR” all other proposals.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth security ownership information as of the close of business on the Record Date, for individuals or entities in the following categories at the Company’s fiscal year end: (i) persons known by the Company to own beneficially more than five percent (5%) of the Company’s Common stock, (ii) each director, (iii) each Named Executive Officer listed in the “Summary Compensation Table” set forth herein below, and (iv) all directors and executive officers as a group.

	Name and Address	Amount and Nature
Title of Class	of Beneficial Owner	of Ownership	Percent of Class

Common Stock	Werner Funk Trust	10,337,799(1)	66.49%
	UDT 9/25/2007
	c/o Werner Funk, Trustee
	904 Camino Del Arroyo Dr.
	Lake San Marcos, CA 92078

Common Stock	Garber Family Trust	3,133,965	20.16%
	U/D/T 07/30/1992
	J.D. Garber and C.C. Garber
	78-166 Bovee Circle
	Palm Dessert, CA 92211

Common Stock	Janice M. Quigley	850,000(2)	5.47%
	2023 Rancho Corte
	Vista, CA 92084

Common Stock	*Directors and Executive
	Officers as a Group (3 persons)	11,187,799	71.96%

*     The Directors and Executive Officers are Werner Funk and Janice W. Quigley

(1) This amount includes currently vested options to purchase 1,866,667 shares of Common Stock

(2)  This amount includes currently vested options to purchase 560,000 shares of Common Stock

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership on Form 3, changes in beneficial ownership on Form 4 and an annual statement of beneficial ownership on Form 5, with the SEC.  Such executive officers, directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all such forms that they have filed.

Based solely on its review of the copies of such forms filed with the SEC electronically, received by the Company and representations from certain reporting persons, the Company believes that for the fiscal year ended December 31, 2010, all the officers, directors and more than 10% beneficial owners complied with the above described filing requirements.

Information about the Board of Directors and Its Committees

During the fiscal year 2010, no meetings of the Board of Directors were held.  The Board took action by unanimous written consent on six occasions.

The Board of Directors serves as the Compensation Committee (the “Compensation Committee”), the Audit Committee (the “Audit Committee”), and as Administrator of the 2006-Long-Term Incentive (the “Plan Administrator”).  The Compensation Committee reviews and makes recommendations regarding annual compensation for Company officers, and the Audit Committee oversees the Company's financial reporting process on behalf of the Company's Board of Directors.  The Plan Administrator reviews and affects the grant of options under the Company’s 2006 Long-Term Incentive Plan (the “2006 Plan”) by execution of instruments in writing in a form approved by the Stock Option Committee.  Subject to the express terms and conditions of the 2006 Plan, the Plan Administrator shall have full power to construe the 2006 Plan and the terms of any option granted under the 2006 Plan, to prescribe, amend and rescind rules and regulations relating to the 2006 Plan or options and to make all other determinations necessary or advisable for the 2006 Plan's administration.

Compensation of Directors and Executive Officers

The following table sets forth the aggregate compensation paid by the Company for services rendered by the Directors, executive Officers and principal employees, during the periods indicated:

Name and Principal Position	Year Ended Dec. 31	Salary ($)	Stock Award(s) ($)	Option Awards $	Non-Equity Incentive Plan Compen-sation	All Other Compen-sation ($)	Total ($)
(a)	(b)	(c)	(e)	(f)	(g)	(i)	(j)
Werner Funk(1)	2010	$100,000					$100,000
Chairman, President, CEO and Secretary	2009	$100,000	--	--	--	--	$100,000

Janice M. Quigley(2)	2010	$60,000					$60,000
Director and CFO	2009	$60,000	--	--	--	--	$60,000

(1)   Includes $22,998 and $50,000 of accrued but unpaid salary in 2010 and 2009, respectively.

(2)   Includes $17,500 and $37,500 of accrued but unpaid salary in 2010 and 2009, respectively.

Narrative Disclosure to Summary Compensation Table

On November 1, 2007, the Company entered into an Employment Agreement with Mr. Funk that provides for continued service in his current capacity as President and CEO for a period of five years at an initial salary of $100,000 per year. Pursuant to the terms of the Employment Agreement, Mr. Funk agreed that 50% of his salary shall be deferred for a period of 12 months at which time it will be due and payable.  As set forth above, Mr. Funk has continued to defer a portion of his salary. The Employment Agreement further provides that annual bonuses shall be determined by the Company’s Board of Directors in its sole discretion in accordance with performance-based criteria applicable generally to the executive-level employees of the Company. Additionally, Mr. Funk’s Employment Agreement contains a stock option which entitles Mr. Funk the option to purchase 2,000,000 post-split adjusted shares of the Common Stock of the Company, at prices ranging from $0.5250 to $1.00 per share.

Also on November 1, 2007, the Company entered into an Employment Agreement with, Ms. Quigley that provides for continued service in her current capacity as Chief Financial Office for a period of five years at an initial salary of $60,000 per year. Pursuant to the terms of the Employment Agreement Mrs. Quigley agreed that 50% of her salary shall be deferred for a period of 12 months at which time it will be due and payable.  As set forth above, Mrs. Quigley has continued to defer a portion of her salary.  The Employment Agreement further provides that annual bonuses shall be determined by the Company’s Board of Directors in its sole discretion in accordance with performance-based criteria applicable generally to the executive-level employees of the Company. Additionally, Mrs. Quigley’ Employment Agreement contains a stock option which entitles Mrs. Quigley the option to purchase 600,000 post split adjusted shares of the Common Stock of the Company, at prices ranging from $0.5250 to $1.00 per share.

We have not granted any options, stock appreciation rights, SARs, or any other similar equity awards during the last completed fiscal year to our Named Executive Officers.

No Named Executive Officer exercised any options or SARs during the last completed fiscal year or owned any unexercised options or SARs at the end of the fiscal year.

There are no agreements or understandings for any executive officer to resign at the request of another person. None of our executive officers acts or will act on behalf of or at the direction of any other person.

Compensation of Directors

There was no compensation paid to any director who was not a Named Executive Officer during the year ended December 31, 2010.

Directors serve without compensation and there are no standard or other arrangements for their compensation. There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any Director that would result in payments to such person because of his or her resignation with the Company, or its subsidiaries, any change in control of the Company. There are no agreements or understandings for any Director to resign at the request of another person. None of our Directors or executive officers acts or will act on behalf of or at the direction of any other person.

Code of Ethics

Our board of directors has not adopted a code of ethics due to the fact that we presently only have two directors and we are in the development stage of our operations. We anticipate that we will adopt a code of ethics when we increase either the number of our directors and officers or the number of our employees.

Outstanding Equity Awards at Fiscal Year-End 2010

The following table provides information for the named executive officers on stock option holdings as of the end of 2010.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date
Werner Funk	400,000	0	0	$0.5250	11/7/2014
Werner Funk	400,000	0	0	$0.6250	11/7/2014
Werner Funk	400,000	0	0	$0.7500	11/7/2014
Werner Funk	400,000	0	0	$0.8750	11/7/2014
Werner Funk	266,667	0	133,333	$1.00	11/7/2014

Janice M. Quigley	120,000	0	0	$0.5250	11/7/2014
Janice M. Quigley	120,000	0	0	$0.6250	11/7/2014
Janice M. Quigley	120,000	0	0	$0.7500	11/7/2014
Janice M. Quigley	120,000	0	0	$0.8750	11/7/2014
Janice M. Quigley	80,000	0	40,000	$1.00	11/7/2014

On September 1, 2006, the Board of Directors adopted the Omnitek Engineering Corp. 2006 Long-term Incentive Plan (the “2006 Plan”), under which 1,000,000 shares of Company’s Common Stock were reserved for issuance by the company to attract and retain employees and directors of the Company and to provide such persons with incentives and awards for superior performance and providing services to the Company.  The 2006 Plan is administered by a committee comprised of the Board of Directors of the Company or appointed by the Board of Directors, which has broad flexibility in designing stock-based incentives.  The Board of Directors determines the number of shares granted and the option exercise price, pursuant to the terms of the Plan.  On November 30, 2007, the Board of Directors authorized the increase of shares available under the 2006 Plan to 10,000,000 post split adjusted shares.

Independent Public Accountants

The Company’s independent accountants for the fiscal year ended December 31, 2010 were Sadler, Gibb & Associates, L.L.C. of Farmington, Utah, who have served as the Company's independent accountants since 2010.  As set forth below in Proposal 2, the Company has appointed Sadler, Gibb & Associates, L.L.C., as the Company's independent accountants for the fiscal year ending December 31, 2011.

Audit Fees

During the fiscal year ended December 31, 2010, the aggregate fees billed by Sadler, Gibb & Associates, L.L.C. for services rendered for the audit of the Company’s annual financial statements was $16,716.

Deadline for Receipt of Shareholder Proposals for the Next Annual Meeting

Proposals of shareholders of the Company, which are intended to be presented at the Company’s next annual meeting of shareholders, must be received by the Company no later than December 31, 2011, and otherwise be in compliance with the Company’s Articles of Incorporation and Bylaws, as amended, and with applicable laws and regulations in order to be included in the Proxy Statement and form of Proxy relating to that meeting.

Any Stockholder proposals received after this deadline may still be able to be included as a proposal, however, they must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

BUSINESS TO BE TRANSACTED

PROPOSAL 1.

ELECTION OF DIRECTORS

Nominees

Two directors are to be elected at the annual meeting, to hold office for a term of one (1) year.  It is intended that the accompanying Proxy will be voted in favor of the nominees to serve as directors unless the shareholder indicates to the contrary on the Proxy.  Management expects that the nominees will be available for election, but if any such nominee is not a candidate at the time the election occurs, it is intended that such Proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.  Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon the election of directors under California law.

PRESENT DIRECTORS WHO ARE NOMINEES FOR RE-ELECTION

Name of Nominee	Age	Position (Proposed Term as Director)

Werner Funk	52	Director – 1 Year

Janice M. Quigley	62	Director – 1 Year

Werner Funk – Mr. Funk was born in Germany and has been a Director and the CEO from the Company’s formation in May of 2001.  Mr. Funk has over 26 years experience in international business, manufacturing, engineering, marketing and internet commerce.  He is responsible for management, marketing and new product design.  His extensive knowledge of technology, marketing and international business has been largely responsible for the Company’s growth and international market penetration. Mr. Funk was educated in Germany where he attended high school and vocational college for automotive technology where he graduated with honors receiving a bachelor degree in automotive technology.  While living in Germany, he worked for Mercedes-Benz and was assistant crew chief of a Porsche factory-sponsored racing team.  Mr. Funk moved to the United States in 1978. He started several successful businesses including Nology Engineering Inc., a California Corporation, which designs, manufactures and markets automotive products for the performance aftermarket, and Performance Stores, Inc., a Nevada Corporation, which is a leading internet based E-commerce site selling automotive performance parts.  Mr. Funk is currently the CEO of Omnitek, Nology and Performance Stores.   Mr. Funk is also the inventor of numerous patents and pending patents, which have been assigned to and are owned by the Company.

Janice M. Quigley – Mrs. Quigley has been CFO of the Company since 2003 and is responsible for the financial reporting and personnel management of the Company.  Mrs. Quigley, a native of San Francisco, California, worked in the electronics industry for 27 years prior to relocating to San Diego in 1992.  Ms. Quigley joined Advantage Lift Systems, Inc., a manufacturer of heavy-duty vehicle hoists, in 1993 as controller.  She was promoted to Chief Financial Officer in 1997 when the company acquired Globe Lifts, a manufacturer of light-duty vehicle hoists.  She remained in this position until October of 2000 when the company was sold.  Mrs. Quigley is also the CFO for Nology Engineering, Inc.

VOTE REQUIRED.  Directors are elected by a plurality of the votes cast by the shares of common stock represented at the meeting. (i.e. the persons who receive the greatest number of votes casts will be elected).

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE NOMINEES AS SET FORTH ABOVE.

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Company has appointed Sadler, Gibb & Associates, L.L.C., as the Company's independent accountants for the fiscal year ending December 31, 2011.  Sadler, Gibb & Associates, L.L.C. has served as the Company's independent accountants since 2010.  Services provided to the Company in fiscal 2010 included examination of the Company’s financial annual statements.

VOTE REQUIRED.  The affirmative vote of holders of a majority of the shares of common and preferred stock represented at the meeting is required to approve the amendment to the Plan.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” SUCH RATIFICATION

Other Matters

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your proxies may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

Other Business

The Company knows of no other matters to be submitted at this meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

By order of the Board of Directors,

Date: July __ , 2011

/s/ Werner Funk

Werner Funk,

President and Chief Executive Officer

Omnitek Engineering Corp. 1945 South Rancho Santa Fe Road San Marcos, CA 92078

VOTE BY INTERNET

Before The Meeting  - Go to http://www.colonialstock.com/Omnitek2011

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 4:00 P.M. Pacific Time the day before the meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-877-285-8605

Use any touch-tone telephone to transmit your voting instructions up until 4:00 P.M. Pacific Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Colonial Stock Transfer

66 Exchange Place, Salt Lake City, UT 84111

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

OMNIEK ENGINEERING CORP. The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors		.	.	.

Nominees:
01) Werner Funk
02) Janice M. Quigley

The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain

2. Ratification of Appointment of Independent Registered Public Accountants.						.	.	.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K and Form 10-Q are available at http://www.colonialstock.com/Omnitek2011

OMNITEK ENGINEERING CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder hereby appoints Werner Funk and Janice M. Quiqley, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Omnitek Engineering Corp.  that the shareholder  is entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m., Pacific Time on September 9, 2011, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on September 9, 2011.

Meeting Information
Omnitek Engineering Corp.	Meeting Type: Annual Meeting For holders as of: July 22, 2011 Date: September 9, 2011 Time: 10:00 AM PDT Location: 1945 South Rancho Santa Fe Road San Marcos, CA 92078
1945 South Rancho Santa Fe Road San Marcos, CA 92078

 You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

You may view the proxy materials online at http://www.colonialstock.com/Omnitek2011 or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   FORM 10-K             FORM  10-Q

How to View Online:

Have the information that is printed in the box marked by the arrow -› [XXXX XXXX XXXX] (located on the following page) and visit: http://www.colonialstock.com/Omnitek2011

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

1) BY INTERNET:    http://www.colonialstock.com/Omnitek2011

2) BY TELEPHONE:  1-877-285-8605

3) BY E-MAIL*:          annualmeeting@colonialstock.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow -› [XXXX XXXX XXXX] (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 30, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

   Before The Meeting:

          Go to http://www.colonialstock.com/Omnitek2011. Have the information that is printed in the box marked by the arrow -› [XXXX XXXX XXXX] available and follow the instructions.

   By Telephone::

          Dial 1-877-285-8605 on a touch-tone phone. Have the information that is printed in the box marked by the arrow -›

 [XXXX XXXX XXXX] available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

01) Werner Funk

02) Janice M. Quiqley

The Board of Directors recommends you vote FOR the following proposals:

2.	Ratification of Appointment of Independent Registered Public Accountants.